UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2005

THE OILGEAR COMPANY

(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	000-00822 (Commission File Number)	39-0514580 (I.R.S. Employer Identification No.)

2300 South 51st Street Post Office Box 343924 Milwaukee, Wisconsin (Address of principal executive offices)	53234-3924 (Zip Code)

(414) 327-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On March 18, 2005 The Oilgear Company (the “Company”) issued a press release regarding its operating results for the 2004 fourth quarter and full year and regarding the matters discussed in Item 4.02 (a) below, which include adjustments to previously issued financial statements. The press release is attached as Exhibit 99.1 hereto. The information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On March 18, 2005 the Company’s audit committee, together with its CEO and CFO, concluded that its previously issued financial statements covering the years 1999 through 2003 should no longer be relied upon. As a result, the Company expects to restate its financial statements for those years, as well as for certain interim periods within those years.

      During the Company’s preparation of its year-end financial statements for 2004 the Company identified accounting errors in the Company’s Italian subsidiary that were not previously detected in the translation to U.S. GAAP accounts or in the consolidation process. The Company’s investigation into the matter is not yet completed.

      Although the Company is still working to quantify the impacts of these errors, management currently believes that the restatements are likely to reduce the Company’s reported Shareholders’ Equity by approximately $750,000. The errors are not expected to affect the results of operations reported for 2003 or 2004 and will have no effect on the Company’s cash flows or its compliance with bank covenants.

      The discussion of the Company’s revised financial results contained in this Current Report on Form 8-K and in the attached press release has been prepared by management and represents management’s preliminary assessment of the revised results, which have not been audited or reviewed by KPMG LLP. While the Company is not aware of any other accounting issues requiring adjustment to any prior period financial statements, there can be no assurance that the Company or its independent auditors will not find additional accounting issues requiring adjustment as the restatement process is completed. Audited results for the year ended December 31, 2004 will be included in the Company’s Annual Report on Form 10-K.

      The fact that the Company will restate its financial statements as described above is indicative of a material weakness in the Company’s internal control over financial reporting. The Company’s management is reviewing its disclosure controls and internal controls over financial reporting and intends to take appropriate actions to prevent an occurrence of this type in the future.

      The audit committee has discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP, the Company’s independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 18, 2005, regarding operating results for the 2004 fourth quarter and full year, regarding its expected restatement of prior years’ financial statements, and regarding an expected delay in filing its Annual Report on Form 10-K.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY
Date: March 18, 2005	By:	/s/ David A Zuege

David A. Zuege, President and Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: March 18, 2005

Exhibit Number	Description
99.1	Press Release, dated March 18, 2005, regarding operating results for the 2004 fourth quarter and full year, regarding its expected restatement of prior years’ financial statements, and regarding an expected delay in filing its Annual Report on Form 10-K.